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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 26, 1996 relating to the financial statements of Allegiance Corporation, which apppears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP
Chicago, Illinois

September 23, 1996